================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



April 16, 1999
Date of Report (Date of
earliest event reported)

                            THE COSMETIC CENTER, INC.
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-14756


           Delaware                                        52-1266697
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or jurisdiction)


8700 Robert Fulton Drive
Columbia, Maryland                             21046
(Address of principal                        (Zip Code)
executive offices)


                                 (301) 497-6800
               Registrant's telephone number, including area code:

--------------------------------------------------------------------------------
         (Former names or former address, if changed since last report)

================================================================================

Item 3.  Bankruptcy or Receivership.
------------------------------------

On April 16, 1999, The Cosmetic Center, Inc. (the "Company") filed in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), Bankruptcy Case No. 99-888 (PJW), a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. On April 16, 1999 the Company also disseminated the press release filed with this Current Report on Form 8-K as
Exhibit 99.1.

Item 5.  Other Events.
----------------------

         The Company also reported in the attached press release that Betsy Burton, President and Chief Executive Officer, and Dwight Crawley, Chief Financial Officer, have resigned. Kevin Regan, a 23 year retail veteran and currently a director with the firm of PricewaterhouseCoopers, has assumed the position of Chief Executive Officer, effective April 16, 1999. Kemp Woollen, formerly Controller of Financial Reporting for the Company, has been promoted to Vice President-Chief Accounting Officer. In addition, the Company announced that Ms. Burton, Thomas Brown and Robert Germano have resigned from its Board of Directors. Mr. Regan and Robert Ramsey, Senior Vice President-Merchandising and Marketing of the Company, have been appointed to the Board, effective April 16, 1999. Mr. Ramsey, who will also serve as Vice Chairman, has previously held senior positions in a number of national retail organizations, including Drug Emporium and Total Beverage, an affiliate of the Dart Group.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

         Exhibits.  The following exhibits are furnished as part of this report:

         Exhibit               Description
         -------               -----------
           99.1                Press Release, dated April 16, 1999, issued by
                               The Cosmetic Center, Inc.


FORWARD LOOKING STATEMENTS

         This Report contains forward-looking statements. The words, "believe", "expect", and "anticipate" and similar expressions identify such forwarding-looking statements. These forward-looking statements reflect the Company's views with respect to future events and financial performance. Such statements are subject to risks and uncertainties that could cause the Company's actual results and financial position to differ materially from those projected in the forward-looking statements. Risks associated with the Company's forward-looking statements include, but are not limited to, those risk factors described in the Company's Form 10-K under the caption "Business Risk Factors". Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               THE COSMETIC CENTER, INC.


                           By:
                               ------------------------------------------------
                               Name:  Kemp Woollen
                               Title: Vice President - Chief Accounting Officer

Dated: April 27, 1999

                                                   EXHIBIT INDEX


         Exhibit                  Description
         -------                  -----------
           99.1                   Press Release, dated April 16, 1999, issued by
                                  The Cosmetic Center, Inc.